exhibit 10.2

FIRST AMENDMENT TO ASSET PURCHASE AGREEMENT

This FIRST AMENDMENT TO ASSET PURCHASE AGREEMENT (this “Amendment”), dated as of July 27, 2020 (the “Effective Date”), is made and entered into by and among Hays Companies, Inc., a Florida corporation, f/k/a BBHG, Inc. (“Buyer”); Brown & Brown, Inc., a Florida corporation (“Parent”); The HG Group, Inc., a Minnesota corporation, f/k/a The Hays Group, Inc. (“THG”); The HG Group of Wisconsin, LLC, a Minnesota limited liability company, f/k/a The Hays Group Of Wisconsin, LLC (“THGW”); The HG Benefits Group, LLC, a Minnesota limited liability company, f/k/ The Hays Benefits Group, LLC (“THBG”); PlanIT, LLC, a Minnesota limited liability company (“PlanIT”), The HG Benefits Group of Wisconsin, LLC, a Minnesota limited liability company, f/k/a The Hays Benefits Group of Wisconsin, LLC (“THBGW”); The HG Group of Illinois, LLC, a Minnesota limited liability company, f/k/a The Hays Group of Illinois, LLC (“THGI”); and Claims Management of Missouri, LLC, a Missouri limited liability company (“CMM,”  and together with THG, THGW, THBG, PlanIT, THBGW and THGI, each a “Seller” and collectively, the “Sellers”); and THG, as the Sellers’ Representative (the “Sellers’ Representative”). Buyer and each Seller are each a “Party” and collectively the “Parties”.

Recitals

The Parties have agreed to execute this Amendment to reflect an amendment to that certain Asset Purchase Agreement, dated as of October 22, 2018 (the “Purchase Agreement”), by and among the Parties hereto.  All capitalized terms that appear in this Amendment and are not defined herein shall have the meanings ascribed thereto in the Purchase Agreement.

Agreements

The Parties, intending to be legally bound, agree as follows:

1.Amendments to Purchase Agreement.  Notwithstanding any provision of the Purchase Agreement to the contrary, the Purchase Agreement is hereby amended as follows:

1.1Based on the financial performance of the Earn-Out Locations from the period from January 1, 2019, through June 30, 2020, Buyer has determined that the Earn-Out Locations have achieved sufficient average annual EBITDA that the calculated Earn-Out Payment will exceed the maximum Earn-Out Payment amount of $25,000,000.

1.2Based on Buyer’s determination, the Parties have agreed that (i) the Sellers will be deemed to have achieved the maximum Earn-Out Payment of $25,000,000 as of the date of this Amendment, and (ii) the operational covenants of Buyer set forth in Section 5.10 of the Purchase Agreement are hereby terminated.

1.3The Earn-Out Payment of $25,000,000 shall be paid in accordance Section 1.4(d)(iii) of the Purchase Agreement in the first quarter of calendar year 2022.

2.Ratification.  Except as expressly modified by Section 1 above, the Purchase Agreement is hereby ratified and confirmed and remains in full force and effect.

3.Counterparts.  The Parties may execute this Amendment in any number of duplicate originals, each of which constitutes an original, and all of which, collectively, constitute only one agreement or document (as the case may be), it being understood that all Parties need not sign the same counterpart.  Delivery of an executed counterpart signature page by facsimile or e-mail transmission is as effective as executing and delivering this Amendment in the presence of the other Parties.

Signature Page to Non-Competition, Non-Solicitation and Confidentiality Agreement

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to Asset Purchase Agreement as of the day and year first written above.

BUYER:

HAYS COMPANIES, INC.
By: /s/ J. Scott Penny
Name: J. Scott Penny
Title: Vice President

PARENT:

BROWN & BROWN, INC.
By: /s/ J. Scott Penny
Name: J. Scott Penny
Title: Executive Vice President and Chief Acquisitions Officer

SELLERS:

THE HG GROUP, INC.
By: /s/ Stephen Lerum
Name: Stephen Lerum
Title: Chief Financial Officer

THE HG GROUP OF WISCONSIN, LLC
By: /s/ Stephen Lerum
Name: Stephen Lerum
Title: Chief Financial Manager

THE HG BENEFITS GROUP, LLC.
By: /s/ Stephen Lerum
Name: Stephen Lerum
Title: Chief Financial Manager

PlanIT, LLC
By: /s/ Stephen Lerum
Name: Stephen Lerum
Title: Chief Financial Manager

THE HG BENEFITS GROUP OF WISCONSIN, LLC
By: /s/ Stephen Lerum
Name: Stephen Lerum
Title: Chief Financial Manager

CLAIMS MANAGEMENT OF MISSOURI, LLC
By: /s/ Stephen Lerum
Name: Stephen Lerum
Title: Chief Financial Manager

Signature Page to Amendment

THE HG GROUP OF ILLINOIS, LLC
By: /s/ Stephen Lerum
Name: Stephen Lerum
Title: Chief Financial Manager

SELLERS’ REPRESENTATIVE:

THE HG GROUP, INC.
By: /s/ James C. Hays
Name: James C. Hays
Title: Chairman and CEO

Signature Page to Amendment